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                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                      PACE GLOBAL FIXED INCOME INVESTMENTS

               SUPPLEMENT TO PROSPECTUSES DATED NOVEMBER 27, 2000







                                                                  July 6, 2001




Dear Investor,

The purpose of this supplement is to notify you of a change. On the prospectus page titled "PACE Global Fixed Income Investments - Investment Objective, Strategies and Risks," the last sentence of the first paragraph appearing under "Principal Investment Strategies" is revised to read as follows: "The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade."


For more information on the PACE funds, please contact your investment professional.







                                                                 Item #: ZS-107